UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2011

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700
Los Angeles, California 90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                     Entry into a Material Definitive Agreement.

On April 21, 2011, AECOM Technology Corporation (the “Company”) entered into a one-year renewal of the existing consulting agreement (the “Agreement”) with Richard G. Newman, Chairman of the Board of Directors of the Company.  The term of the renewal commenced effective as of April 1, 2011.  Pursuant to the terms of the Agreement, Mr. Newman will continue to work with the Company on a number of projects in a consulting capacity, including mergers and acquisitions.

The description set forth above is qualified in its entirety by the Agreement, a copy of which is filed as an exhibit to this report and is incorporated by reference herein.

Item 5.02.                                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 25, 2011, the Company announced the following transitions, to be effective as of October 1, 2011:

•                                          President and Chief Executive Officer John M. Dionisio will become Chairman of the Board and Chief Executive Officer;

•                                          Chairman of the Board Richard G. Newman will become Chairman Emeritus;

•                                          Executive Vice President, Chief Financial Officer Michael S. Burke will become President;

•                                          Executive Vice President, Chief Corporate Officer Jane A. Chmielinski will become Chief Operating Officer and President of the Americas; and

•                                          Senior Vice President, Finance Stephen M. Kadenacy will become Executive Vice President, Chief Financial Officer.

A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.                                      Financial Statements and Exhibits.

(d)  Exhibits

10.1                               Consulting Agreement, dated as of April 21, 2011, between Richard G. Newman and AECOM Technology Corporation.

99.1                               Press Release, dated April 25, 2011, announcing AECOM’s executive transitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: April 25, 2011	By:	/s/ DAVID Y. GAN
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibits

10.1                           Consulting Agreement, dated as of April 21, 2011, between Richard G. Newman and AECOM Technology Corporation.

99.1                           Press Release, dated April 25, 2011, announcing AECOM’s executive transitions.